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                                             PANHANDLE EASTERN PIPE LINE COMPANY



FORWARD-LOOKING STATEMENTS AND RISK FACTORS

The MD&A of this Form 10-Q should be read along with the MD&A and other parts of Panhandle's 2001 Form 10-K. This MD&A also refers to, and in some sections specifically incorporates by reference, Panhandle's Condensed Notes to Consolidated Financial Statements and should be read in conjunction with such Statements and Notes. This report and other written and oral statements that Panhandle may make contain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. Panhandle's intentions with the use of the words "anticipates," "believes," "estimates," "expects," "intends," and "plans" and variations of such words and similar expressions, are solely to identify forward-looking statements that involve risk and uncertainty. These forward-looking statements are subject to various factors that could cause Panhandle's actual results to differ materially from those anticipated in such statements. Panhandle has no obligation to update or revise forward-looking statements regardless of whether new information, future events or any other factors affect the information contained in such statements. Panhandle does, however discuss certain risk factors, uncertainties and assumptions in this MD&A and in Item 1 of the 2001 Form 10-K in the section entitled "Forward-Looking Statements Cautionary Factors and Uncertainties" and in various public filings it periodically makes with the SEC.

In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, there are numerous factors that could cause our actual results to differ materially from those contemplated in any forward-looking statements. Such factors include our inability to predict and/or control:

- Results of the re-audit of CMS Energy, Consumers, Panhandle, and certain of their subsidiaries by Ernst & Young and the subsequent restatement of CMS Energy's, Consumers' and Panhandle's financial statements;

-    Achievement of operating synergies and revenue enhancements;

- Capital and financial market conditions, including current price of CMS Energy's Common Stock, and the effect on the Pension Plan, interest rates and availability of financing to CMS Energy, Consumers, Panhandle or any of their affiliates and the energy industry;

- CMS Energy, Consumers, Panhandle or any of their affiliates' securities ratings;

- Market perception of the energy industry, CMS Energy, Consumers, Panhandle, or any of their affiliates;

-    Ability to successfully assess the capital markets;



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                                             PANHANDLE EASTERN PIPE LINE COMPANY


- Factors affecting operations such as unusual weather conditions, catastrophic weather-related damage, maintenance or repairs, environmental incidents, or gas producer constraints;

- National, regional and local economic, competitive, legislative, and regulatory conditions and developments;

- Adverse regulatory or legal decisions, including environmental laws and regulations;

- The increased competition caused by new pipeline and pipeline expansion projects that transport large additional volumes of natural gas to the Midwestern United States from Canada, which could reduce the volumes of gas transported by our natural gas transmission business or cause them to lower rates in order to meet competition;

- Energy markets, including the timing and extent of unanticipated changes in commodity prices for oil, coal, natural gas liquids, electricity and certain related products due to lower or higher demand, shortages, transportation problems or other developments;

-    Technological developments in energy production, delivery and usage;

-    Changes in financial or regulatory accounting principles or policies;

- The actual amount of goodwill impairment and related impact on earnings and the balance sheet which could negatively impact Panhandle's borrowing capacity;

- Outcome, cost and other effects of legal and administrative proceedings, settlements, investigations and claims;

- Disruptions in the normal commercial insurance and surety bond markets that may increase costs or reduce traditional insurance coverage, particularly terrorism and sabotage insurance and performance bonds;

- Capital spending requirements for safety, environmental or regulatory requirements that could consume capital resources and also result in depreciation expense increases not covered by additional revenues;

- Market and other risks associated with Panhandle's investment in the liquids pipeline business with the Centennial Pipeline venture;

- Other business or investment considerations that may be disclosed from time to time in CMS Energy's, Consumers' or Panhandle's SEC filings or in other publicly disseminated written documents; and

- Other uncertainties, which are difficult to predict and many of which are beyond our control.

In addition, there may be other matters which are unknown to Panhandle or are currently believed to be immaterial.

Panhandle designed this discussion of potential risks and uncertainties, which is by no means comprehensive, to highlight important factors that may impact Panhandle's business and financial outlook.







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